CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : JUNE 2000



Beginning of the Month Principal Receivables :                                                              11,429,221,319.49
                                                                                                    --------------------------
Beginning of the Month Finance Charge Receivables :                                                            367,649,352.76
                                                                                                    --------------------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                    --------------------------
Beginning of the Month Total Receivables :                                                                  11,796,870,672.25
                                                                                                    --------------------------

Removed Principal Receivables :                                                                                          0.00
                                                                                                    --------------------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                    --------------------------
Removed Total Receivables :                                                                                              0.00
                                                                                                    --------------------------

Additional Principal Receivables :                                                                                       0.00
                                                                                                    --------------------------
Additional Finance Charge Receivables :                                                                                  0.00
                                                                                                    --------------------------
Additional Total Receivables :                                                                                           0.00
                                                                                                    --------------------------

Discounted Receivables Generated this Period                                                                             0.00
                                                                                                    --------------------------

End of the Month Principal Receivables :                                                                    11,323,864,704.29
                                                                                                    --------------------------
End of the Month Finance Charge Receivables :                                                                  359,712,310.68
                                                                                                    --------------------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                    --------------------------
End of the Month Total Receivables :                                                                        11,683,577,014.97
                                                                                                    --------------------------

Excess Funding Account Balance                                                                                           0.00
                                                                                                    --------------------------
Adjusted Invested Amount of all Master Trust Series                                                         10,062,976,677.68
                                                                                                    --------------------------

End of the Month Seller Percentage                                                                                     11.13%
                                                                                                    --------------------------
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

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : JUNE 2000                                            ACCOUNTS                             RECEIVABLES

End of the Month Delinquencies :
     30 - 59 Days Delinquent                                                 170,190.00                        176,191,763.46
                                                              --------------------------            --------------------------
     60 - 89 Days Delinquent                                                  97,445.00                        109,500,599.36
                                                              --------------------------            --------------------------
     90 + Days Delinquent                                                    153,974.00                        206,625,071.99
                                                              --------------------------            --------------------------

     Total 30 + Days Delinquent                                              421,609.00                        492,317,434.81
                                                              --------------------------            --------------------------

     Delinquencies 30 + Days as a Percent of End of
       the Month Total Receivables                                                                                      4.21%
                                                                                                    --------------------------

Defaulted Accounts During the Month                                           51,489.00                         46,114,564.54
                                                              --------------------------            --------------------------

Annualized Default Rate as a Percent of Beginning of
        the Month Principal Receivables                                                                                 4.84%
                                                                                                    --------------------------

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





CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : JUNE 2000                                               COLLECTIONS                           PERCENTAGES
                                                                         -----------                           -----------

Total Collections and Gross Payment Rate                                   2,003,678,907.32                                16.98%
                                                                  --------------------------            --------------------------

Collections of Principal Receivables and Principal Payment Rate            1,778,598,721.92                                15.56%
                                                                  --------------------------            --------------------------

     Prior Month Billed Finance Charge and Fees                              175,870,801.98
                                                                  --------------------------
     Amortized AMF Income                                                     16,106,143.49
                                                                  --------------------------
     Interchange Collected                                                    22,826,770.55
                                                                  --------------------------
     Recoveries of Charged Off Accounts                                       14,958,604.58
                                                                  --------------------------
     Collections of Discounted Receivables                                             0.00
                                                                  --------------------------

Collections of Finance Charge Receivables and Annualized Yield               229,762,320.60                                24.12%
                                                                  --------------------------            --------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : JUNE 2000

Beginning Unamortized AMF Balance                                                                                   90,412,277.14
                                                                                                        --------------------------
+    AMF Slug for Added Accounts                                                       0.00
                                                                  --------------------------
+    AMF Collections                                                          11,424,008.29
                                                                  --------------------------
-    Amortized AMF Income                                                     16,106,143.49
                                                                  --------------------------
Ending Unamortized AMF Balance                                                                                      85,730,141.94
                                                                                                        --------------------------













                                                                                      /s/ Tom Feil
                                                                                     --------------------------------------
                                                                                     Tom Feil
                                                                                     Director of Securitization



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